Exhibit 10.5

                                 UDATE.COM, INC.
                   NOTICE OF NON-QUALIFIED STOCK OPTION AWARD



         Grantee's Name and Address:                 GEOFF SHINGLES, CBE

                                                     --------------------------

                                                     --------------------------

                                                     --------------------------



         You have been granted an option to purchase shares of Common Stock of uDate.com, Inc. (the "Company"), subject to the terms and conditions of this Notice of Stock Option Award (the "Notice") and the Stock Option Award Agreement (the "Option Agreement") attached hereto, as follows.

         Date of Award                               June 21, 2000

         Vesting Commencement Date                   June 21, 2000

         Exercise Price per Share                    Five Dollars ($5.00)

         Total Number of Shares Subject
         to the Option (the "Shares")                75,000 Shares of Common Stock

         Total Exercise Price                        $375,000

         Type of Option:                             Non-Qualified Stock Option

         Expiration Date:                            June 20, 2010

         Post-Termination Exercise Period:           Three (3) Months after termination
                                                     the Directorship of the Grantee
                                                     unless terminated for cause


VESTING SCHEDULE:

         Subject to the limitations set forth in this Notice and the Option Agreement, the Option may be exercised in whole or in part commencing Three Hundred Sixty-Four (364) days after the Vesting Commencement Date.

         During any authorized leave of absence as a director, the vesting of the Option as provided in this schedule shall cease. Vesting of the Option shall resume upon the Grantee's termination of the leave of absence and return to service as a director to the Company.

         In the event of termination of the Grantee's Directorship for cause as defined by Applicable Law, the Grantee's right to exercise the Option shall terminate concurrently with the termination of his Directorship, except as otherwise determined by the Board of Directors of the Company.

         THIS OPTION IS BEING GRANTED SEPARATELY FROM AND SHALL NOT BE GOVERNED BY THE UDATE.COM, INC. 2000 STOCK INCENTIVE PLAN.

         IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice and the Option Agreement.

                         UDate.com, Inc.,
                         a California corporation



                         By:   ______________________________
                                Melvyn Morris, President



                         UDate.com, Inc.
                         New Enterprise House
                         St. Helen's Street, Derby DE1 3GY, England

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF HIS DIRECTORSHIP (NOT THROUGH THE ACT OF BEING ELECTED TO THE BOARD OF DIRECTORS OF THE COMPANY, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE OR THE OPTION AGREEMENT SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF HIS DIRECTORSHIP OR THE ESTABLISHMENT OR CONTINUATION OF ANY OTHER RELATIONSHIP WITH THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE'S RIGHT TO RESIGN AS A DIRECTOR OR THE RIGHT OF THE COMPANY OR THE SHAREHOLDERS OF THE COMPANY TO REMOVE GRANTEE AS A DIRECTOR OR OTHERWISE, WITH OR WITHOUT CAUSE.

         The Grantee acknowledges receipt of a copy of the Option Agreement, and represents that he is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice and the Option Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.





Dated: ______________________              Signed: ____________________________
                                                            Grantee

                              UDATE.COM, INC. 2000

                   NON-QUALIFIED STOCK OPTION AWARD AGREEMENT
                   ------------------------------------------



         1. GRANT OF OPTION. uDate.com, Inc., a California corporation (the "Company"), hereby grants to the Grantee (the "Grantee") named in the Notice of Stock Option Award (the "Notice"), an option (the "Option") to purchase the Total Number of Shares of Common Stock subject to the Option (the "Shares") set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the "Exercise Price") subject to the terms and provisions of the Notice and this Stock Option Award Agreement (the "Option Agreement").

         THIS OPTION IS A NON-QUALIFIED STOCK OPTION UNDER APPLICABLE LAWS.

         2. DEFINITIONS. As used herein, the following definitions shall apply:
                  (a) "AFFILIATE" and "ASSOCIATE" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

                  (b) "APPLICABLE LAWS" means the legal requirements relating to the administration of stock options, if any, under applicable provisions of federal and state securities laws, the corporate laws of California and, to the extent other than California, the corporate law of the state of the Company's incorporation, the Code, the rules of any applicable stock exchange or national market system, and the applicable rules of any foreign jurisdiction.

                  (c) "BOARD" means the Board of Directors of the Company.

                  (d) "CHANGE IN CONTROL" means a change in ownership or control of the Company effected through either of the following transactions:

                           (i) the direct or indirect acquisition by any person
or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which a majority of the Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

                           (ii) a change in the composition of the Board over a
period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

                  (e) "CODE" means the Internal Revenue Code of 1986, as amended or superseded.

                  (f) "COMMON STOCK" means the common stock of the Company.

                  (g) "COMPANY" means uDate.com, Inc., a California corporation.

                  (h) "CONTINUING DIRECTORS" means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six
(36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

                  (i) "CORPORATE TRANSACTION" means any of the following transactions:

                           (i) a merger or consolidation in which the Company is
not the surviving entity, except for a transaction the principal purpose of which is to change the state or other jurisdiction in which the Company is incorporated;

                           (ii) the sale, transfer or other disposition of all
or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) other than for the purpose of reincorporating the Company in another state or jurisdiction;

                           (iii) approval by the shareholders of the Company of
any plan or proposal for the complete liquidation or dissolution of the Company;

                           (iv) any reverse merger in which the Company is the
surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

                           (v) acquisition by any person or related group of
persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities (whether or not in a transaction also constituting a Change in Control), but excluding any such transaction that the Board of Directors determines shall not be a Corporate Transaction.

                  (j) "DIRECTOR" means a member of the Board or the board of directors of any Related Entity.

                  (k) "DIRECTORSHIP" means the status of being a Director of the Company.

                  (l) "DISABILITY" means that the Grantee would qualify for benefit payments under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy or, if no such policy is maintained by the Company or the Related Entity to which the Grantee provides service, that the Grantee is permanently unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment. The Grantee will not be considered to have incurred a Disability unless he furnishes proof of such impairment sufficient to satisfy the Board of Directors in its discretion.

                  (m) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  (n) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

                           (i) Where there exists a public market for the Common
Stock, the Fair Market Value shall be (A) the closing price for a Share for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Board of Directors to be the primary market for the Common Stock or the Nasdaq National Market, whichever is applicable or (B) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the Nasdaq Small Cap Market for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in THE WALL STREET JOURNAL or such other source as the Board of Directors deems reliable; or

                           (ii) In the absence of an established market for the
Common Stock of the type described in (i), above, the Fair Market Value thereof shall be determined by the Board of Directors in good faith and in a manner consistent with Section 260.140.50 of Title 10 of the California Code of Regulations (as amended or superseded).

                  (o) "NON-QUALIFIED STOCK OPTION" means an Option not qualified as an incentive stock option within the meaning of Section 422 of the Code.

                  (p) "OPTION" means the option to purchase Shares under this Agreement.

                  (q) "RELATED ENTITY" means any parent of the Company, any Subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

                  (r) "RULE 16B-3" means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

                  (s) "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  (t) "SHARE" means a share of the Common Stock.

                  (u) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3.   EXERCISE OF OPTION.

                  (a) RIGHT TO EXERCISE. The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of this Option Agreement. No partial exercise of the Option may be for less than the lesser of five percent (5%) of the total number of Shares subject to the Option or the remaining number of Shares subject to the Option. In no event shall the Company issue fractional Shares.

                  (b) ACCELERATION IN THE EVENT OF CORPORATE TRANSACTION. Notwithstanding any other provision hereof, in the event of a Corporate Transaction, this Option shall automatically shall become fully vested and exercisable and be released from any forfeiture rights, immediately prior to the specified effective date of such Corporate Transaction, for all of the Shares at the time represented by this Option. Effective upon the consummation of the Corporate Transaction, this Option shall terminate; provided however that this Option shall not terminate if it is assumed by the successor corporation or the parent thereof in connection with the Corporate Transaction.

                  (c) ACCELERATION IN THE EVENT OF CHANGE IN CONTROL. Notwithstanding any other provision hereof, in the event of a Change in Control (other than a Change in Control which also is a Corporate Transaction), this Option automatically shall become fully vested and exercisable and be released from any forfeiture rights, immediately prior to the specified effective date of such Change in Control, for all of the Shares at the time represented by this Option.

                  (d) METHOD OF EXERCISE. The Option shall be exercisable only by delivery of an Exercise Notice (attached as Exhibit A) which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, and such other provisions as may be required by the Board of Directors. The Exercise Notice shall be signed by the Grantee and shall be delivered in person, by certified mail, or by such other method as determined from time to time by the Board of Directors to the Company accompanied by payment of the Exercise Price. The Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 5(d), below.

                  (e) TAXES. No Shares will be delivered to the Grantee or other person pursuant to the exercise of the Option until the Grantee or other person has made arrangements acceptable to the Board of Directors for the satisfaction of applicable income tax, employment tax, and social security tax withholding or payment obligations or comparable tax obligations under all applicable jurisdictions, including without limitation obligations incident to the receipt of Shares. Upon exercise of the Option, the Company may offset or withhold (from any amount owed by the Company to the Grantee) or collect from the Grantee or other person an amount sufficient to satisfy such tax or withholding or payment obligations.

         4. GRANTEE'S REPRESENTATIONS; CONDITIONS UPON ISSUANCE.

                  (a) The Grantee understands that neither the Option nor the Shares exercisable pursuant to the Option have been registered under the Securities Act of 1933, as amended or any United States securities laws. In the event the Shares purchasable pursuant to the exercise of the Option have not been registered under the Securities Act of 1933, as amended, at the time the Option is exercised, the Grantee shall, if requested by the Company, concurrently with the exercise of all or any portion of the Option, deliver to the Company his Investment Representation Statement in the form attached hereto as Exhibit B and such other representations, warranties and covenants reasonably requested by counsel for the Company.

                  (b) The Grantee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire this Option. Grantee is acquiring the Option and any Shares issued pursuant to this Option for investment for Grantee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

                  (c) The Shares further shall not be issued pursuant to the exercise of this Option unless such Exercise and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the reasonable approval of counsel for the Company with respect to such compliance.

                  (d) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         5. METHOD OF PAYMENT. Payment of the Exercise Price shall be made by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such exercise method does not then violate any Applicable Law:

                  (a) Cash;

                  (b) Check;

                  (c) Provided the Shares are then traded on a public market, surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Board of Directors may require (including withholding of Shares otherwise deliverable upon exercise of the Option) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised (but only to the extent that such exercise of the Option would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price);

                  (d) Provided the Shares are then traded on a public market, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (i) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (ii) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

                  (e) Provided that the aggregate Exercise Price for the number of Shares being purchased exceeds Fifty Thousand Dollars ($50,000), payment pursuant to a promissory note as described below:

                             (i) The promissory note shall have a term of two
                  (2) years with principal and interest payable in two (2) equal annual installments;

                             (ii) The promissory note shall bear interest at the
                  minimum rate required by the United States federal tax laws to avoid the imputation of interest income to the Company and compensation income to the Grantee;

                             (iii) The Grantee shall be personally liable for
                  payment of the promissory note and the promissory note shall be secured by the Shares purchased upon delivery of the promissory note, or such other collateral of equal or greater value, in a manner satisfactory to the Board of Directors with such documentation as the Board of Directors may request; and

                             (iv) The promissory note shall become due and
                  payable upon the occurrence of any or all of the following events: (A) the sale or transfer of the Shares purchased with the promissory note; (B) termination of the Grantee's Directorship for any reason other than death or Disability; or
                  (C) the first anniversary of the termination of the Grantee's Directorship due to death or Disability; or

                  (f) Any combination of the foregoing methods of payment.

         6. RESTRICTIONS ON EXERCISE. The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws.

         7. TERMINATION OR CHANGE OF DIRECTORSHIP. In the event the Grantee's Directorship terminates other than for cause under Applicable Law, the Grantee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise the Option during the Post-Termination Exercise Period. In the event of termination of the Grantee's Directorship for cause under Applicable Law, the Grantee's right to exercise the Option shall, except as otherwise determined by the Board of Directors, terminate concurrently with the termination of the Directorship of Grantee. In no event shall the Option be exercised later than the Expiration Date set forth in the Notice. Except as provided in

Sections 8 and 9 below, to the extent that the Grantee is not entitled to exercise the Option on the Termination Date, or if the Grantee does not exercise the Option to the extent so entitled within the Post-Termination Exercise Period, the Option shall terminate.

         8. DISABILITY OF GRANTEE. In the event the Grantee's Directorship terminates as a result of his Disability, the Grantee may, but only within twelve (12) months from the Termination Date (and in no event later than the Expiration Date), exercise the Option to the extent he was otherwise entitled to exercise it on the Termination Date. To the extent that the Grantee is not entitled to exercise the Option on the Termination Date, or if the Grantee does not exercise the Option to the extent so entitled within the time specified herein, the Option shall terminate.

         9. DEATH OF GRANTEE. In the event of the termination of the Grantee's Directorship as a result of his death, or in the event of the Grantee's death during the Post-Termination Exercise Period or during the twelve (12) month period following the Grantee's termination of Directorship as a result of his Disability, the Grantee's estate, or a person who acquired the right to exercise the Option by bequest or inheritance, may exercise the Option, but only to the extent the Grantee could exercise the Option at the Termination Date, within twelve (12) months from the date of death (but in no event later than the Expiration Date). To the extent that the Grantee is not entitled to exercise the Option on the date of death, or if the Option is not exercised to the extent so entitled within the time specified herein, the Option shall terminate.

         10. TRANSFERABILITY OF OPTION. This Option may be transferred by Will, by the laws of descent and distribution, and to the extent and in the manner authorized by the Board of Directors, to members of the Grantee's immediate family (as determined by the Board) or pursuant to a domestic relations order. Subject to the foregoing restrictions, the terms of the Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Grantee.

         11. TERM OF OPTION. The Option may be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein.

         12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR CORPORATE TRANSACTION. Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option and the Exercise Price of the Shares shall be proportionately adjusted for (i) any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of such Shares, or similar event affecting such Shares, (ii) any other increase or decrease in the number of issued shares of Common Stock of the Company effected without receipt of consideration by the Company; provided however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board of Directors and its determination shall be final, binding and conclusive. Except as the Board of Directors determines in its discretion, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or Exercise Price of the Shares hereunder.

         13. STOP-TRANSFER NOTICES. In order to ensure compliance with the restrictions on transfer set forth in this Option Agreement or the Notice, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

         14. REFUSAL TO TRANSFER. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Option Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends or other shareholders rights to any purchaser or other transferee to whom such Shares shall have been so transferred.

         15. TAX CONSEQUENCES. Set forth below is a brief summary as of the date of this Option Agreement of some of the federal tax consequences of exercise of the Option and disposition of the

Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE COMPANY SHALL HAVE NO OBLIGATION TO NOTIFY GRANTEE OF ANY SUCH CHANGES. THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES. WITHOUT LIMITING THE FOREGOING, THIS SUMMARY DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EXERCISE OF THE OPTION AND THE DISPOSITION OF THE SHARES UNDER THE LAWS OF THE UNITED KINGDOM.

                  (a) EXERCISE OF NON-QUALIFIED STOCK OPTION. On exercise of a Non-Qualified Stock Option, the Grantee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If the Grantee is an employee or a former employee of the Company, the Company will be required to withhold from the Grantee's compensation or collect from the Grantee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.
                  (b) DISPOSITION OF SHARES. If Shares are held for more than one year, any gain realized on disposition of the Shares will be treated as long-term capital gain and will be subject to tax at a maximum rate of 20 percent for federal income tax purposes.

         16. LOCK-UP AGREEMENT.

                  (a) AGREEMENT. The Grantee, if requested by the Company and the lead underwriter of any public offering of the Common Stock or other securities of the Company (the "Lead Underwriter"), hereby irrevocably agrees not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of any interest in any Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during the 180-day period following any registration date for shares of Common Stock or other securities of the Company or any affiliate thereof or such shorter period of time as the Lead Underwriter shall specify. The Grantee further agrees to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agrees that the Company may impose stop-transfer instructions with respect to such Common Stock subject until the end of such period. The Company and the Grantee acknowledge that each Lead Underwriter of a public offering of the Company's stock, during the period of such offering and for the 180-day period thereafter, is an intended beneficiary of this Section.

                  (b) NO AMENDMENT WITHOUT CONSENT OF UNDERWRITER. During the period from identification as a Lead Underwriter in connection with any public offering of the Common Stock or other securities of the Company until the earlier of (i) the expiration of the lock-up period specified in Subsection (a) hereof in connection with such offering or (ii) the abandonment of such offering by the Company and the Lead Underwriter, the provisions of this Section may not be amended or waived except with the consent of the Lead Underwriter.

         17. NO EFFECT ON TERMS OF RELATIONSHIP. The Agreement shall not confer upon the Grantee any right with respect to future awards or continuation of his Directorship or the establishment or continuation of any other relationship with the Company, nor shall it interfere in any way with the Grantee's right to resign as a director or the right of the Company or the shareholders of the Company to remove the Grantee as a director or otherwise, with or without cause.

         18. NO EFFECT ON RETIREMENT AND OTHER BENEFIT PLANS. Neither this Option nor any Shares shall be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation.

         19. ENTIRE AGREEMENT: GOVERNING LAW. The Notice and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice or this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of California (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of the Notice or this Option Agreement be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

         20. HEADINGS. The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation.

         21. NOTICES. Any notice required or permitted hereunder shall be given in writing and by personal delivery or by an internationally recognized commercial courier service or by deposit in the United States mail by certified mail (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice), with postage and fees prepaid, addressed to the other party at its address as shown beneath its signature in the Notice, or to such other address as such party may designate in writing from time to time to the other party; and shall be deemed effective on the date of delivery in person or by courier or five (5) days after the date mailed.

                                    EXHIBIT A


                                 EXERCISE NOTICE

UDate.com, Inc.

-------------------------------

-------------------------------


Attention: Secretary

1. Effective as of today, ______________, _______ the undersigned (the "Grantee") hereby elects to exercise the Grantee's option to purchase _______________ shares of the Common Stock (the "Shares") of uDate.com, Inc. (the "Company") under the Non-Qualified Stock Option Award Agreement (the "Option Agreement") and Notice of Stock Option Award (the "Notice") dated June 21, 2000. Unless otherwise defined herein, the terms defined in the Agreement shall have the same defined meanings in this Exercise Notice.
2. REPRESENTATIONS OF THE GRANTEE. The Grantee acknowledges that the Grantee has received, read and understood the Notice and the Option Agreement and agrees to abide by and be bound by their terms and conditions.
3. RIGHTS AS SHAREHOLDER. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised, subject to Applicable Law and the terms and conditions of the Agreement. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Agreement.
4. DELIVERY OF PAYMENT. The Grantee herewith delivers to the Company the full Exercise Price for the Shares, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 5(d) of the Option Agreement.
5. TAX CONSULTATION. The Grantee understands that the Grantee may suffer adverse tax consequences as a result of the Grantee's purchase or disposition of the Shares. The Grantee represents that the Grantee has consulted with any tax consultants the Grantee deems advisable in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Company or its representatives for any tax advice.
6. TAXES. The Grantee agrees to satisfy all applicable income and employment tax and social security withholding and payment obligations and comparable obligations of any applicable jurisdiction, including without limitation obligations incident to the receipt of Shares, and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations.
7. RESTRICTIVE LEGENDS. The Grantee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal or other applicable securities laws:
                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

                  THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE OPTION AGREEMENT BETWEEN THE ISSUER AND THE

                  ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

8. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth or in the Agreement, this Exercise Notice shall be binding upon the Grantee and his heirs, executors, administrators, successors and assigns.
9. HEADINGS. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this Notice for construction or interpretation.
10. GOVERNING LAW; SEVERABILITY. This Exercise Notice is to be construed in accordance with and governed by the internal laws of the State of California (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.
11. NOTICES. Any notice required or permitted hereunder shall be given in writing and by personal delivery or by an internationally recognized commercial courier service or by deposit in the United States mail by certified mail (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice), with postage and fees prepaid, addressed to the other party at its address as shown beneath its signature in the Notice, or to such other address as such party may designate in writing from time to time to the other party; and shall be deemed effective on the date of delivery in person or by courier or five
     (5) days after the date mailed.
12. FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.
13. ENTIRE AGREEMENT. The Notice and the Option Agreement are incorporated herein by reference and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice or the Option Agreement and this Exercise Notice (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.
Submitted by:                         Accepted by:
GRANTEE:                              UDATE.COM, INC.
                                      By:
                                         -------------------------------
                                      Title:
-----------------------------               ----------------------------
             (Signature)


ADDRESS:                              ADDRESS:

                                      New Enterprise House
                                      St. Helen's Street, Derby DE1 3GY, England


-----------------------------

-----------------------------

                                    EXHIBIT B

                       INVESTMENT REPRESENTATION STATEMENT

GRANTEE:
                       -------------------------------------------

COMPANY:               uDate.com, Inc., a California corporation
            ("Company")

SECURITY:              _______________ shares of the Common Stock
                       of the Company

AMOUNT:
                       -------------------------------------------

DATE:
                       -------------------------------------------


In connection with the purchase of the above-listed Securities, the undersigned Grantee represents to the Company the following:

     (a) Grantee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Grantee is acquiring these Securities for investment for Grantee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

     (b) Grantee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon among other things, the bona fide nature of Grantee's investment intent as expressed herein. Grantee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Grantee further acknowledges and understands that the Company is under no obligation to register the Securities. Grantee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.

     (c) Grantee is familiar with the provisions of Rule 144 promulgated under the Securities Act, which in substance permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Grantee further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Grantee understands that no assurances can be given that any such other registration exemption will be available in such event.

       (e)  Grantee represents that he is a resident of ______________________

----------------------------



                                        Signature of Grantee:


                                        --------------------------------


                                        Date:                     ,
                                             --------------------- ------